THIS LEASE, made and entered effective the 1st day of March, 1998, by and between FRANCIS H. RIANDA and LILLIAN I. RIANDA, Trustees of THE RIANDA LIVING TRUST, dated July 10, 1981 and DENNIS CAPRARA and JANICE L. CAPRARA, Trustees of THE CAPRARA REVOCABLE TRUST, dated March 17,1988, (hereinafter referred to as “Lessor”), and BANK OF SALINAS, a California corporation (hereinafter referred to as “Lessee”).

WITNESSETH

1. PREMISES: In consideration of the terms, covenants, conditions and obligations herein contained, to be kept, performed, and complied with by Lessee, and upon the condition that Lessee keeps, performs and complies with said terms, covenants, conditions and obligations, Lessor does hereby lease and demise unto Lessee, and Lessee does hereby rent from Lessor, that certain real property, together with appurtenances, hereinafter referred to as the “demised premises” situated in the City of Gonzales, County of Monterey, State of California, known as 400 Alta Street consisting of approximately 5,165 square feet of building space, adjacent parking lot and parking lot across the alley way and more particularly described in Exhibit “A” attached hereto and incorporated herein

2. USE: Said premises shall, during the term of this lease and any extensions thereof, be used for the purpose of operating and conducting thereon and therein a banking business and/or financial business, for uses normally incident to such purpose, and for no other purpose.

3. TERM: The initial term of this lease shall be for a period of five (5) years. The term of this lease, and Lessee's obligation to pay rent, shall commence on March 1, 1998 and terminate at noon on March 31,2003, unless sooner terminated as herein provided.

4. OPTION TO EXTEND TERM: Lessee shall have the option to extend the term of this Lease for three (3) additional periods ("Option Term(s)") of five (5) years each by giving written to Lessor ninety (90) days prior to the expirations of the Lease term or preceding Option Term. If Lessee fails to give written notice to Lessor of its exercise of the option to extend ninety (90) days prior to the expiration of the preceding term, then Lessor shall give written notice to Lessee that the Lessee has thirty (30) days to exercise the option to extend, during which period Lessee may by written notice to Lessor exercise its option. All of the terms, covenants, conditions, provisions and agreements applicable to the initial Lease Term shall be applicable to the Option Term, including without limitation, adjustment of the Base Monthly Rent on each anniversary of the Lease Term Commencement Date occurring during each Option Term, provided, however, that upon the commencement of an Option Term rent shall be adjusted to “Fair Market Rent” established as follows:

    (a)  Fair Market Rent to be applied to the beginning year of each Option Term shall mean the prevailing annual fair market rent for tenants of premises comparable to the subject Premises in the general vicinity of the Premises for periods comparable to the Option Term. Lessor and Lessee shall meet and endeavor in good faith to agree upon the Fair Market Rent for the upcoming Option Period prior to the commencement thereof and if Lessor and Lessee fail to reach agreement by the date which is six (6) months prior to the commencement of the applicable Option Term, then, within twenty (20) days thereafter, each party, at its own cost and by giving notice to the other party, shall appoint a licensed commercial real estate agent with at least seven (7) years full-time experience as a real estate agent active in leasing of commercial properties in the area of the Premises to appraise and set the Fair Market Rent for the Option Term. If a party does not appoint an agent within twenty (20) days after the other party has given notice of the name of its agent, the single agent appointed shall be the sole agent and shall set the Fair Market Rent for the Option Term. If there are two (2) agents appointed by the parties as stated above, the agents shall meet within ten (10) days after the second agent has been appointed and attempt to set Fair Market Rent for the Option Term. If the two (2) agents are unable to agree on such Fair Market Rent within thirty (30) days after the second agent has been appointed, they shall, within twenty(20) days after the last day the two (2) agents were to have set such Fair Market Rent, attempt to select a third agent who shall be a licensed commercial real estate agent meeting the qualifications stated above. If the two (2) agents are unable to agree on the third agent within such twenty (20) day period, Lessor and Lessee shall by mutual agreement select a third agent meeting the qualifications stated in this subsection. Each of the parties shall bear one-half (1/2) of the cost of appointing the third agent and of paying the third agent’s fee. No agent shall be employed by, or otherwise be engaged in business with or affiliated with, Lessor or Lessee, except as an independent contractor.

    (b)  Within thirty (30) days after the selection of the third agent, a majority of the agents shall set the Fair Market Rent for the Option Term. If a majority of the agents are unable to set such Fair Market Rent within the stipulated period of time, each agent shall make a separate determination of such Fair Market Rent and the three (3) appraisals shall be added together and the total shall be divided by three (3). The resulting quotient shall be the Fair Market Rent for the Premises for the Option Term. However, if the low appraisal is more than ten percent (10%) lower than the middle appraisal, the low appraisal shall be disregarded, and if the high appraisal is more than ten percent (10%) higher than the middle appraisal, the high appraisal shall be disregarded. If only one (1) appraisal is disregarded, the remaining two (2) appraisals shall be added together and their total divided by two (2), and the resulting quotient shall be Fair Market Rent for the Option Term. If both the lowest appraisal and the highest appraisal are disregarded as stated in this Subsection, the middle appraisal shall be Fair Market Rent for the Option Term.

4. RENTAL: Lessee shall pay to Lessor during the term of this lease as monthly rental (Base Monthly Rent) for the demised premises the rate of eighty cents ($.80) per square foot, for a total of Four Thousand One Hundred Thirty Two Dollars and No/lOOths, which sum shall be paid in advance on the first day of each calendar month. All rent to be paid by Lessee to Lessor shall be in lawful money of the United States of America and shall be paid prior to notice or demand at the address designated in Paragraph 29. Any rent payments not paid within five (5) days of its due date shall be subject to a FIVE percent (5%) late charge. Rent as hereinabove set forth shall be subject to annual increases as set forth in Paragraph 27 of this Lease.

5. ANNUAL ADJUSTMENT TO RENT: The Base Monthly Rent described in Paragraph 4 of this lease shall be adjusted each year on the anniversary of the commencement date of this lease (referred to in this lease as the “adjustment dates” to reflect the average percentage increase in the Consumer Price Index, all items, using 1977 as a base year, as compiled by the Bureau of Labor Statistics of the United States Department of Labor for the San Francisco-Oakland metropolitan area for the reference month in the 12 calendar month period preceding each of the adjustment dates over the same Consumer Price Index, all items, for the base reference month the same being the month and year of the commencement of this lease. The basic guaranteed rental as so adjusted on each of the adjustment dates shall be the rent payable by Lessee to Lessor for the use and occupancy of the premises each year following the adjustment date, until adjusted again on the next subsequent adjustment date.

6. REAL ESTATE TAXES: A. Lessee agrees to pay all real estate taxes, levies and assessments and all other charges in the nature of taxes and assessments upon the demised premises, general and special, ordinary and extraordinary, of any kind and nature whatsoever heretofore or which during the term of the lease are laid, levied, assessed or imposed, or become a lien upon or become chargeable against or payable in connection with the demised premises or any part thereof. Lessee shall pay said taxes annually or semi-annually, at the option of Lessee, within 15 days from receipt from Lessor of a statement or tax bill delineating said taxes. Notwithstanding Hie foregoing supplemental taxes assessed as a result of new construction shall be paid as herein provided within fifteen (15) days of notification thereof by Lessor.

    B.  In the event that the application of federal, state or local status, ordinances, regulations, rules or policies require the payment of any assessment, fee or other charge relative to the operation or maintenance of the premises, parking or other common areas, Lessee shall pay same within fifteen (15) days after receipt of a statement from Lessor delineating the nature of the assessment, fee or other charge.

7. PERSONAL PROPERTY TAXES: During the term hereof Lessee shall pay prior to delinquency all taxes assessed against and levied upon fixtures, furnishings, equipment and all other personal property of Lessee contained in the demised premises, and when possible Lessee shall cause said fixtures, furnishings, equipment and other personal property to be assessed and billed separately from the real property of Lessor. In the event any or all of the Lessee’s fixtures, furnishings, equipment and other personal property shall be assessed and taxed with the Lessor’s real property, the Lessee shall pay to Lessor its share of such taxes within fifteen (15) days after delivery to Lessee by Lessor of a statement in writing setting forth the amount of such taxes applicable to the Lessee’s property, and the means by which said share has been computed.

8. CONSTRUCTION/IMPROVEMENT: The parties heretofore have agreed upon and Constructed various improvements to the demised premises, allocated responsibility for the payment thereof and both Lessor and Lessee agree that neither owes to the other any further construction and/or improvements, the costs have been paid by the party responsible therefore, and Lessee accepts the demised premises in their current “AS IS” condition.

9. PARKING LOTS AND COMMON FACILITIES: All parking, parking lots and parking facilities historically used by the demised premises and currently being used by Lessee shall be considered part of the demised premises and Lessee shall keep same in a neat and clean condition during the term of this Lease and any extensions. Notwithstanding anything herein contained to the contrary, Lessor shall maintain the parking, parking lots and parking facilities and all fences in, on and about the demised premises as hereinafter provided in Paragraph 12.

10. USES PROHIBITED: Lessee shall not use, or permit said premises, or any part thereof, to be used for any purpose or purposes other than the purpose or purposes for which said premises are hereby leased; and no use shall be made or permitted to be made of said premises, nor acts done, which will increase the existing rate of insurance upon the building in which said premises may be located (once said rate is established) or cause a cancellation of any insurance policy covering said building or any part thereof, nor shall Lessee sell or permit to be kept, used or sold in or about said premises any article which may be prohibited by standard form of life insurance policies. Lessee shall, at his sole cost, comply with any and all requirements, pertaining to the use of said premises, of any insurance organization or company necessary for the maintenance of reasonable fire and public liability insurance, covering said building and appurtenances.

11. ALTERATIONS: Lessee shall not make, or suffer to be made, any alterations of the demised premises, or any part thereof, without the prior written consent of Lessor, and any additions to, or alterations of, said premises, except movable furniture and trade fixtures shall become at once a part of the realty and belong to Lessor. Lessor acknowledges and understands Lessees business and intended use of the demised premises and shall not unreasonable withhold consent to alterations and improvements reasonably related thereto.

12. MAINTENANCE AND REPAIR: Lessee shall, subject to Lessor's obligations hereinafter provided, at all times during the term hereof, and at Lessee's sole cost and expense, keep, maintain and repair the building and other improvements upon the demised premises in good and sanitary order and condition (except as hereinafter provided) including without limitation, the maintenance and repair of any store front, doors, windows, window casements, glazing, interior components of all plumbing, pipes, electrical wiring and conduits.

Lessee agrees on the last day of said term or sooner termination of this lease to surrender the demised premises with appurtenances, in the same condition as when received, reasonable use and wear thereof and damage by fire, act of God or by the elements excepted.

Lessor shall, at his sole cost and expense, maintain in good condition and repair the exterior walls, exterior components of all heating, plumbing, pipes, electrical wire and conduits, and roof, provided, however, any repairs to the roof necessitated as a result of penetrations in the completed roof caused by Lessee shall be made by Lessee at Lessee’s expense. Lessor shall further, at his sole costs and expense maintain in good condition and repair the parking, parking lots and parking facilities and all fences in, on and about the demised premises. Such maintenance and repair shall include but not be limited to, black topping, slurry sealing, resurfacing, painting, lining, marking, and signing the parking spaces, direction of traffic flow and driveways of entrance and exit. Lessor shall not be required to make any repairs to the exterior walls, aforesaid components and roof unless and until Lessee has notified Lessor in writing of the need for such repairs and Lessor shall have a reasonable period of time thereafter to commence and complete said repairs.

Notwithstanding any other provision of this lease, the Lessor shall be solely responsible for the damage to the exterior of the leased premises which is the result of vandalism, burglary or other similar criminal activities.

13. COMPLIANCE WITH LAWS: Lessee shall, at his sole cost and expense, comply with all of the requirements of all municipal, state and federal authorities now in force or which may hereafter be in force pertaining to the use of said premises, and shall faithfully observe in said use all municipal ordinances and state and federal statutes now in force or which shall hereinafter be in force. The judgment of any court of competent jurisdiction, or the admission of Lessee in any action or proceeding against Lessee, whether Lessor be a party thereto or not, that Lessee has violated any such order or statute in said use, shall be conclusive of that fact as between the Lessor and Lessee.

Lessee shall not commit, or suffer to be committed, any waste upon the demised premises, or any nuisance or other act or things which may disturb the quite enjoyment of any other tenants in the building in which the demised premises may be located.

Lessee shall comply with all requirements imposed by Municipal, County, State and Federal authorities regarding water rationing, toxic waste, hazardous materials, chemicals and materials and shall hold Lessor harmless from any and all liability and damages to persons and property, including the property and premises of Lessor, resulting from Lessee’s use of toxic .materials, hazardous materials, chemicals and other materials.

14. INDEMNIFICATION OF LESSOR — LIABILITY INSURANCE BY LESSEE: Except for losses, claims and damages caused by Lessor’s failure to adequately perform its maintenance obligation as set forth herein, Lessee, as material part of the consideration to be rendered to Lessor under this lease, hereby waives all claims against Lessor for damage to goods, wares and merchandise, in, upon or about said premises and for injuries to persons in or about said premises, from any cause arising at any time; and Lessee will hold Lessor exempt and harmless from any damage or injury to any person, or the goods, wares and merchandise of any person, arising from the use of the premises by Lessee, or from the failure of Lessee to keep the premises in good condition and repair as herein provided.

At its sole cost and expense, Lessee shall maintain in full force and effect during the Lease Term and extensions, the following policies of insurance:

    (a)  Comprehensive General Liability Insurance or Commercial General Liability Insurance, insuring against liability for bodily injury or death to persons, property damage and personal injury, covering the Premises and the business of Lessee, with a comprehensive single limit of liability not less than $2,000,000.00, such coverage to be in a commercial general liability form with at least the following endorsements: (i) deleting any employee exclusion on personal injury coverage; (ii) including coverage for injuries to or caused by employees; (iii) providing for blanket contractual liability coverage (including Lessee’s indemnity obligations contained in this Lease), broad form property damage coverage, owner’s protective and personal injury coverage; and (iv) providing for coverage of employers automobile non-ownership liability. All such insurance: (1) shall be primary and non-contributory; (2) shall provide for severability of interests; (3) shall provide that an act or omission of one of the named insureds shall not reduce or avoid coverage to the other named insureds; and (4) shall afford coverage for all claims based on acts, omissions, injury or damage which occurred or arose (or the onset of which occurred or arose) in whole or in part during the policy period.

    (b)  Plate glass insurance, sufficient to pay for the replacement of, and any or all damage to, exterior plate glass and storefront supports in the Premises.

    (c) Fire insurance, with standard extended coverage, sprinkler leakage, vandalism and malicious mischief endorsements on all of Lessee’s fixtures and equipment in the Premises, in an amount not less than one hundred percent (100%) of their full insurable value, the proceeds of which shall, so long as this Lease is in effect, be used for the repair or replacement of the fixtures and equipment so insured.

    (d)  Workers’ Compensation Insurance in the manner and to the extent required by applicable law and with limits of liability not less than the minimum required under applicable law, covering all employees of Lessee having any duties or responsibilities in or about the Premises.

Lessee shall further, at all times from and after the lease term commencement date, maintain in effect during the Lease Term and extensions thereof a policy or policies of insurance covering the ’ building of which the Premises are a part (including boiler and machinery) in an amount not less than ninety percent (90%) of the full replacement cost (exclusive of the cost of excavations, foundations and footings) or the amount of insurance Lessors’s mortgagee(s) or beneficiary(ies) may require Lessor to maintain, whichever is the greater, providing protection against any peril generally included in the classification “Fire and Extended Coverage”, loss of rental income insurance and such other additional insurance as covered in an “all risks” standard insurance policy, with earthquake coverage insurance if deemed necessary by Lessee in Lessee’s sole judgment. Lessee’s obligation to carry this insurance may be brought within the coverage of any so-called blanket policy or policies of insurance carried and maintained by Lessor.

All insurance policies required to be carried under this Lease shall be issued by financially sound qualified insurers, licensed to do business in the State of California. All Lessee’s insurance (other than Workers’ Compensation) shall name Lessor as additional insureds. Lessee’s Workers’ Compensation Insurance shall contain an employer’s contingent liability endorsement. Lessee shall deliver to Lessor certificates of all insurance required to be carried by Lessee hereunder, showing that such policies are in full force and effect in accordance with this Article 10. Lessee shall obtain written undertakings from each insurer under policies maintained by Lessee hereunder to notify Lessor, and any other additional insured thereunder, at least thirty (30) days prior to cancellation, amendment or reduction in coverage under any such policy.

Any policy required to be maintained hereunder by either party may be maintained under a so-called “blanket policy”, insuring other parties and other locations, so long as the amount of insurance required to be provided hereunder is not thereby diminished.

Each policy of property insurance which either party obtains in connection with the Premises shall include a clause or endorsement denying the insurer any rights of subrogation against the other party to the extent rights have been waived by the insured prior to the occurrence of injury or loss. Lessor and Lessee hereby waive any rights against the other for injury or loss due to hazards covered by insurance required to be carried by this Lease, or actually carried, whether or not containing such a waiver of subrogation clause or endorsement, to the extent of the loss covered thereby, or if either party does not, for any reason, have valid enforceable insurance, then, this waiver shall apply to the extent of all property insurance which was required to be carried hereunder.

15. FREE FROM LIENS: Lessee shall keep the demised premises and the property in which the demised premises are situated free from any liens arising out of any work performed, material furnished or obligations incurred by Lessee.

16. ABANDONMENT: Lessee shall not vacate or abandon the demised premises at any time during the term of this lease; and if Lessee shall abandon, vacate or surrender the demised premises or be dispossessed by process of law, or otherwise, any personal property belonging to Lessee and left on the demised premises shall be deemed to be abandoned, at the option of Lessor, except such property as may be mortgaged to Lessor.

17. SIGNS; Lessee shall be permitted exterior signs, awnings, canopies, marquees and other exterior sign age and advertising, provided that the same are approved by the City of Gonzales and any other regulatory governmental authority with jurisdiction and Lessee has obtained Lessor’s written consent thereto, which consent Lessor shall not unreasonably withhold. Lessee shall further have the right to erect and maintain within the interior of the Premises all signs and advertising matter customary or appropriate in the conduct of Lessee's business. Upon the expiration or earlier termination of this Lease, all signage affixed to the exterior of the Premises shall be removed at Lessee's expense.

18. UTILITIES: Lessee shall pay before delinquency all charges for gas, heat, electricity, power, telephone service and all other services or utilities used in, upon, or about the demised premises by Lessee or any of its subtenants, licensees, or concessionaires during the term of this lease. If any utility is not separately metered, Lessee agrees to reimburse Lessor for the cost of said service. Lessor shall pay for water and garbage service.

19. DAMAGE AND DESTRUCTION OF PREMISES: In the event of (a) a total or partial destruction of said premises resulting from a casuality insured against, during the lease term or extensions which requires repairs to or the rebuilding of the demised premises, or (b) said premises being declared unsafe or unfit for occupancy by any authorized public authority for any reason other than Lessee’s act, use or occupation, which declaration requires repairs to either said premises or said building, Lessor shall forthwith make said repairs provided Lessee gives to Lessor thirty (30) days written notice of the necessity therefor. No partial destruction (including any destruction necessary in order to make repairs required by any declaration made by any public authority) shall in any wise annul or void this Lease except that Lessee shall be entitled to a proportionate reduction of the then existing rent while such repairs are being made, such proportionate reduction to be based upon the extent to which the making of such repairs shall interfere with the business carried on by Lessee in said premises. However, if during the last year of the term of this lease the building is damaged as a result of fire or any other insured casualty to an extent in excess of fifty percent (50%) of its then replacement cost, (including foundation(s), Lessor may within thirty (30) days following the date such damage occurs terminate this lease by written notice to Lessee. If Lessor, however, elects to make said repairs, and provided Lessor uses due diligence in making said repairs, this lease shall continue in full force and effect and the minimum guaranteed rental shall be proportionately reduced as hereinabove provided. If Lessor elects to terminate this lease all rentals shall be prorated between Lessor and Lessee as of the date of such destruction.

The foregoing to the contrary notwithstanding, if the building is damaged or destroyed at any time during the term hereof to an extent of more than fifty percent (50%) of its then replacement cost (excluding foundation(s) as a result of a casualty not insured against, Lessor may within thirty (30) days following the date of such destruction terminate this lease upon written notice to Lessee. If Lessor does not elect to so terminate because of said uninsured casualty, Lessor shall promptly rebuild and repair said premises and Lessee’s rental obligation shall be proportionately reduced as hereinabove provided.

20. ASSIGNMENT AND SUBLETTING: Lessee shall not assign this lease, or any interest therein, and shall not sublet the demised premises or any part thereof, or any right of privilege appurtenant thereto, or permit any other person (the agents and servants of Lessee excepted) to occupy or use the demised premises, or any portion thereof, without first obtaining the written consent of Lessor, which consent shall not unreasonably be withheld and provided, however, that Lessee shall be entitled to assign or sublet the premises to a subsidiary, or other banking/financial institution as hereinafter set forth. Consent by Lessor to one assignment, subletting, occupation or use by another person shall not be deemed to be a consent to any subsequent assignment, subletting, occupation or use by another person. Any assignment or subletting without the prior written consent of Lessor shall be void, and shall, at the option of Lessor terminate this lease. Neither this lease nor any interest therein shall be assignable, as to the interest of Lessee, by operation of law, without the prior written consent of Lessor. Lessor shall not unreasonably withhold consent to an assignment or sublease.

Lessee shall be entitled to sublet, assign, and/or transfer this Lease, without Lessor’s prior consent, to a parent corporation, subsidiary, affiliated firm or entity or the surviving corporation in the event of a merger, reorganization or sale of assets reorganization to which Lessee shall be a party; provided, however, that such parent corporation, subsidiary, affiliated firm or entity or the surviving corporation shall conduct the same business from the subject premises and shall in writing expressly assume all of the provisions, convenants, and conditions of this Lease on the part to be kept and performed.

21. DEFAULT: If Lessee shall fail to pay any monthly installment of rent as aforesaid (although no legal or formal demand has been made therefor), or shall violate or fail to perform any of the other conditions, covenants or agreements herein made by Lessee, and such failure to pay rent or such violation or failure shall continue for a period often (10) days (or for such longer period as is necessary to cure the default so long as Lessee is acting with due diligence) thereof to Lessee by Lessor, then and in any of said events this Lease shall, at the option of Lessor cease and terminate. Should this Lease be terminated before the expiration of the term of this Lease by reason of Lessee’s default as hereinabove provided, or if Lessee shall abandon or vacate the demised premises before the expiration or termination of the term of this Lease, the demised premises may be relet by Lessor for such rent and upon such terms as are not unreasonable under the circumstances and, if the full rental hereinabove provided shall not be realized by Lessor, Lessee shall be liable for all damages sustained by Lessor, including, without limitation, deficiency in rent, reasonable attorney’s fees, brokerage fees, and expenses of placing the demised premises in first-class rentable condition. Any damage or loss of rental sustained by Lessor may be recovered by Lessor, at Lessor’s option, at the time of the reletting, or in separate actions, from time to time, as said damage shall have been made more easily ascertainable by successive reletting. The provisions contained in this paragraph shall be in addition to and shall not prevent the enforcement of any claim Lessor may have against Lessee for anticipatory breach of the unexpired term of this Lease. In the event that Lessee continues to occupy the demised premises after the expiration of the term of this Lease, with the express or implied consent of Lessor, such tenancy shall be from month to month and shall not be a renewal of the term of the Lease or a tenancy from year to year, unless Lessee specifically exercises its renewal option as provided hereinafter. All rights and remedies of Lessor under this Lease shall be cumulative and shall not be exclusive of any other rights and remedies provided to Landlord under applicable law.

22. INSOLVENCY OF TENANT: Lessee agrees that in the event all of substantially all of its assets be placed in the hands of a receiver or trustee, and in the event such receivership or trusteeship continue for a period often (10) days, or should Lessee make an assignment for the benefit of creditors, or be adjudicated a bankrupt, or should Lessee institute any proceedings under any state or federal bankruptcy act wherein Lessee seeks to be adjudicated a bankrupt, or seeks to be discharged of its debts, or should any voluntary proceeding be filed against such Lessee under such bankruptcy laws and Lessee consents thereto or acquiesces therein by pleading or default, then this lease or any interest in and to the demised premises shall not become an asset if any of such proceedings and, in any such events and in addition to any and all rights or remedies of Lessor hereunder or as provided by law, it shall be lawful for Lessor at his option to declare the term hereof ended and to re-enter the demised premises and take possession thereof and remove all persons therefrom and Lessee shall have no further claim therein or hereunder.

23. SURRENDER OF LEASE: The voluntary or other surrender of this lease by Lessee, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subleases or subtenancies, or may, at the option of Lessor, operate as an assignment to him of any or all of such subleases or subtenancies.

24. RIGHT OF FIRST REFUSAL TO PURCHASE LEASED PREMISES: If Lessor, during the lease term or any extension of the term, elects to sell all or any portion of the leased premises, Lessee shall have the right of first refusal to meet any bona fide offer of sale from a third party on the same terms and conditions of that offer, including but not limited to the price and date for close of escrow, provided Lessee is not then in default under this Lease. On receipt of a bona fide third party offer for purchase of the premises, Lessor shall notify Lessee in writing of the offer and its terms and conditions. Lessee, within forty-five (45) days after the date of Lessor’s notice to Lessee, shall notify Lessor in writing whether or not Lessee agrees to purchase the leased premises on the same terms and conditions as contained in the third party offer. A failure by Lessee to give Lessor any written notification within the prescribed time period shall be deemed notice to Lessor that Lessee does not elect to purchase the leased premises. If Lessee elects not to purchase the leased premises, Lessor shall be free to sell the premises or portion thereof to the third party in accordance with the terms and conditions of the third party offer.

25. SUBORDINATION. ATTORNMENT: This lease, at Lessor’s option, shall be subordinate to the lien of any first deed of trust or first mortgage subsequently placed upon the real property of which the demised premises are a part, and to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof; provided, however, that as to the lien of any such deed of trust or mortgage Lessee’s right to quiet possession of the premises shall not be distributed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this lease, unless this lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this lease shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by the Lessor covering the demised premises, the Lessee shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Lessor under this lease.

Within ten (10) days after request therefor by Lessor, or in the event that upon any sale, assignment or hypothecation of the demised premises or the land thereunder by the Lessor, an offset statement shall be required from Lessee, Lessee agrees to deliver in recordable form a certificate addressed to any such proposed mortgage or purchaser or to the Lessor certifying that this lease is in full force and effect (if such be the case) and that there are no differences or offsets thereto or stating those claimed by Lessee.

26. EMINENT DOMAIN:  A. In the event that the whole of the premises shall be taken under the power of eminent domain, this lease shall thereupon terminate as of the date possession shall be so taken.

    B.  In the event that a portion of the floor area of the premises shall be taken under the power of eminent domain and the portion not so taken will not be reasonably adequate for the operation of Lessee’s business notwithstanding Lessor’s performance of restoration as hereinafter in this paragraph B provided, this lease shall thereupon terminate as of the date possession of said portion is taken. In the event of any taking under the power of eminent domain which does not terminate this lease as aforesaid, any obligation of Lessee under this lease to pay rent and all of the other provisions of this lease shall remain in full force and effect, except that the minimum annual rent shall be reduced in the same proportion that the amount of floor area of the premises taken bears to the total floor area of the premises immediately prior to such taking, and Lessor shall, at Lessor’s own cost and expense, restore such part of the premises as is not taken to as near its former condition as the circumstances will permit and Lessee shall do likewise with respect to all exterior signs, trade fixtures, equipment, display cases, furniture, furnishings and other installations of tenant.

    C. All damages awarded for any such taking under the power of eminent domain, whether for the whole or a part of the premises, shall belong to and be the property of Lessor whether such damages shall be awarded as compensation for diminution in value of the leasehold or for the fee of the premises; provided, however, that Lessor shall not be entitled to any award made to Lessee for loss of or damage to Lessee’s trade fixtures and removable personal property or for damages for cessation or interruption of Lessee’s business.

    D.  If this lease is terminated, all rent shall be paid up to the date that possession is taken by public authority, and Lessor shall make an equitable refund of any rent paid by Lessee in advance and not yet earned.

    E.  A voluntary sale by Lessor to any public or quasi public body, agency or person, corporate or otherwise, having the power of eminent domain, either under threat or condemnation or while condemnation proceedings are pending, shall be deemed to be a taking by eminent domain for purposes of this lease.

27. ATTORNEY'S FEES: In the event the Lessor finds it necessary to retain an attorney in connection with the default by the Lessee in any of the agreements or covenants contained in this lease, Lessee shall pay reasonable attorney's fees to said attorney.

In the event of any litigation regarding this lease, the losing party shall pay to the prevailing party reasonable attorney’s fees.

28. HOLDING OVER: Any holding over after the expiration of the term of this lease, with the consent of Lessor, shall be construed to be a tenancy from month to month, cancelable upon thirty (30) days written notice, and at a rental and upon terms and conditions as existed during the last year of the term hereof.

29. NOTICES: Wherever in this lease it shall be required or permitted that notice and demand be given or served by either party to this lease to or on the other, such notice or demand shall be given or served and shall not be deemed to have been duly given or served unless in writing and forwarded by certified mail, addressed as follows:

TO: LESSOR

AT:

Dennis Caprara
26769 El Camino Real North
Gonzales, CA 93926

FROM: LESSEE
AT:

Bank of Salinas
ATTN:
Operations Administrator
301 Main Street
Salinas, CA 93901

Either party may change such address by written notice by certified mail to the other.

30. SUCCESSOR IN INTEREST: The covenants herein contained shall, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of all the parties hereto; and all of the parties hereto shall be jointly and severally liable hereunder.

31. LESSEE’S PERFORMANCE: In the event Lessee shall fail within any time limits which may be provided herein to complete any work or perform any other requirements provided to be performed by Lessee prior to the commencement of the term hereof, or in the event Lessee shall cause a delay in the completion of any work, Lessor may send Lessee written notice of said default and if said default is not corrected within ten (10) days thereafter, Lessor may by written notice prior to the curing of said default terminate this lease. Lessor shall be entitled to retain as liquidated damages all deposits made hereunder and such improvements as Lessee may have annexed to the realty that cannot be removed without damaged thereto.

32. FORCE MAJEURE: If either party hereto shall be delayed or prevented from the performance of construction or any other act required hereunder by reason of acts or God, strikes, lockouts, labor troubles, inability to procure materials, restrictive governmental laws of regulations or other cause without fault and beyond the control of the party obligated (financial inability excepted), performance of such act shall be excused for the period of delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay; provided, however, nothing in this Paragraph 37 contained shall excuse Lessee from the prompt payment of any rental or other charge required by Lessee hereunder except as may be expressly provided elsewhere in this lease.

33. INTEGRATION: This Lease along with any exhibits and attachments or other documents affixed hereto or referred to herein constitutes the entire and exclusive agreement between Lessor and Lessee relative to the Premises. All prior or contemporaneous oral agreements and understandings relative to the leasing of the Premises are superseded by this Lease.

34. AMENDMENT: This Lease may be altered, amended or revoked only by an instrument in writing signed by both Lessor and Lessee and making specific reference to this Lease.

35. SECTION HEADINGS AND REFERENCES: The headings included in this Lease are for convenience only, and shall not be used to interpret this Lease. References in this Lease to Articles, Paragraphs, Sections and Exhibits shall refer to the Articles, Paragraphs, Sections and Exhibits of this Lease.

36. LEASE DRAFTSMAN: This Lease was negotiated between the parties and their respective counsel and/or professional advisors, and the parties agree that the terms, conditions and provisions hereof shall be interpreted without reference to the draftsman of the Lease, because this Lease is a product of all their efforts and each party shall be considered as having contributed equally hereto.

37. TERM: The words "Term", "lease term" or "term of this Lease", when used herein, refer to the term of this Lease and any duly exercised extensions, "Option Term" and renewals thereof.

IN WITNESS WHEREOF, the parties hereto have executed this Lease the day and year first above written.

LESSOR

By: /s/ DENNIS CAPRARA

LESSEE

By: /s/ JOHN MCCARTHY

EXHIBIT A

LEGAL DESCRIPTION THE LAND REFERRED TO IN THIS REPORT IS SITUATED IN THE STATE OF CALIFORNIA. COUNTY OF MONTEREY IN THE CITY OF GONZALES, AND IS DESCRIBED AS FOLLOWS:

PARCEL 1:

ALL OF LOT 1 AND A PORTION OF LOT 2 IN BLOCK 30 (XXX) MAP OF THE TOWN OF GONZALES IN MONTEREY COUNTY, FILED APRIL 27, 1874, IN THE OFFICE OF THE COUNTY RECORDER OF MOMTEREY COUNTY, CALIFORNIA, IN MAP BOOK 1, CITIES AND TOWN, AT PAGE 41, DESCRIBED AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF THE WESTERLY SIDE OF FOURTH STREET WITH THE NORTHERLY SIDE OF ALTA STREET, THE SAME BEING THE MOST SOUTHERLY CORNER OF LOT 1, BLOCK 30 (XXX); THENCE NORTH 45 DEG. 41* EAST ALONG THE WESTERLY SIDE OF FOURTH STREET, 81 FEET AND 6 INCHES TO THE NORTHERLY SIDE OF A 9 INCH STRIP CONVEYED BY THE BACK OF GONZALES TO A. WIDEMANN COMPANY BY DEED DATED JUNE 26, 1906, RECORDED IN BOOK 90 OF DEEDS, PAGE 149, MONTEREY COUNTY RECORDS) THENCE LEAVING THE LINE OF FOURTH STREET, AND RUNNING NORTH 44 DEG. 19’ WEST ALONG THE NORTHERN LINE OF SAID 9 INCH STRIP, 100 FEET; THENCE NORTH 45 DEG. 41' EAST ALONG THE LINE OF THE PROPERTY FORMERLY OWNED BY THE BANK OF GONZALES, 12 FEET AND 3 INCHES TO THE MOST EASTERLY CORNER OF THE TRACT DESCRIBED IN THE DEED FROM F. L. WIDEMANN TO THE A. WIDEMANN COMPANY, A CORPORATION, DATED JANUARY 10, 190, RECORDED IN BOOK 127 PAGE 463 OF DEEDS, MONTEREY COUNTY RECORDS; THENCE NORTH 44 DEG. 19’ WEST ALONG THE BOUNDARY OF THE LAST MENTIONED TRACT, 40 FEET TO THE EASTERN SIDE OF A 20 FOOT ALLEY; THENCE SOUTH 45 DEG. 41’ WEST, ALONG THE SAID ALLEY, 93 FEET AND 9 INCHES TO THE NORTHERLY LINE OF ALTA STREET; THENCE SOUTH 44 DEG. 19’ EAST, ALONG THE SAID ALTA STREET, 140 FEET TO THE PLACE OF BEGINNING. A.P.N. 020-074-007

PARCEL 2:

ALL THAT PORTION OF LOTS 7, 8 AND 9 IN BLOCK 30 (XXX), MAP OF THE TOWN OF GONZALES IN MONTEREY COUNTY, FILED APRIL 27, 1874, IN THE OFFICE OF THE COUNTY RECORDER OF MONTEREY COUNTY, CALIFORNIA, IN MAP BOOK ONE CITIES AND TOWNS, AT PAGE 41, DESCRIBED AS FOLLOWS:

BEGINNING AT THE MOST SOUTHERLY CORNER OF SAID LOT 7 AT THE INTERSECTION OF THE NORTHEASTERLY LINE OF ALTA STREET WITH THE NORTHWESTERLY LINE OF THE ALLEY RUNNING THROUGH SAID BLOCK 30 (XXX); RUNNING THENCE NORTHEASTERLY ALONG SAID LINE OF SAID ALLEY AND THE SOUTHEASTERLY LINE OF SAID LOTS 7, 8 AND 9, 107 FEET TO A POINT; RUNNING THENCE IN A NORTHWESTERLY DIRECTION, PARALLEL WITH THE NORTHEASTERLY LINE OF SAID ALTA STREET, 71 FEET TO A POINT, RUNNING THENCE IN A NORTHWESTERLY DIRECTION, PARALLEL WITH SAID NORTHESTERLY LINE OF SAID ALLEY, 107 FEET TO A POINT IN THE SOUTHEASTERLY ALONG SAID ALTA STREET, RUNNING THENCE SOUTHEASTERLY ALONG SAID NORTHEASTERLY LINE OF SAID ALTA STREET 71 FEET TO THE PLACE OF BEGINNING..

PARCEL NO. : 020-074-008